UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2025

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Neuronetics, Inc., or the Company, issued a press release on January 13, 2025, announcing certain preliminary financial information for the three and twelve months ended December 31, 2024. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 2.02.

***

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information so furnished.

Item 7.01	Regulation FD Disclosure.

On January 13, 2025, Neuronetics released a presentation (the “Presentation”) that it may present to certain investors. A copy of the Presentation in connection therewith is attached hereto as Exhibit 99.2. The information contained in Exhibit 99.2 is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information so furnished.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

Certain statements in this Current Report, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this Current Report that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “outlook,” “potential,” “believe,” “expect,” “plan,” “anticipate,” “predict,” “may,” “will,” “could,” “would” and “should” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2025, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Current Report. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook TMS Inc. (“Greenbrook”), on the Company’s business relationships, operating results and business generally; the Company’s ability to execute its business strategy; the Company’s ability to achieve or sustain profitable operations due to its history of losses; the Company’s ability to successfully complete the announced restructuring plans; the Company’s reliance on the sale and use of its NeuroStar Advanced Therapy system to generate revenues; the scale and efficacy of the Company’s salesforce; the Company’s ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using the Company’s products; physician and patient demand for treatments using the Company’s products; developments in competing technologies and therapies for the indications that the Company’s products treat; product defects; the Company’s revenue has been concentrated among a small number of customers; the Company’s ability to obtain and maintain intellectual property protection for its technology; developments in clinical trials or regulatory review of NeuroStar Advanced Therapy system for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; the terms of the Company’s credit facility; the Company’s ability to successfully roll-out the Company’s Better Me Provider program on the planned timeline; the Company’s self-sustainability and existing cash balances; and the Company’s ability to achieve cash flow break-even in the third quarter of 2025. For a discussion of these and other related risks, please refer to the Company’s recent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov, including, without limitation, the factors described under the heading “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and Greenbrook’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as each may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the SEC. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report as a result of new information, future events, or changes in the Company’s expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 13, 2025, of Neuronetics, Inc.

99.2	Strategic Update January 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: January 13, 2025	By:	/s/ Stephen Furlong
	Name:	Stephen Furlong
	Title:	EVP, Chief Financial Officer and Treasurer